Property, Equipment and Software	12 Months Ended
Dec. 31, 2011
Property, Equipment and Software
Property, Equipment and Software

7.                        Property, Equipment and Software

The following is a summary of property, equipment and software (in thousands):

	December 31,	December 31,
	2010	2011
	RMB	RMB
Building	477,402	479,344
Leasehold improvements	73,408	80,615
Furniture, fixtures and office equipment	38,170	45,477
Vehicles	4,109	7,167
Servers and computers	483,618	643,033
Software	41,275	44,405
Construction in progress	144	118,581
	1,118,126	1,418,622
Less: Accumulated depreciation	(362,348)	(570,153)
Net book value	755,778	848,469

Depreciation expense was RMB114.8 million, RMB153.3 million and RMB208.3 million for the years ended 2009, 2010 and 2011, respectively.

The Company occupies a building in Guangzhou with floor space of approximately 20,000 square meters which was previously owned by a third party property developer. William Lei Ding, the Company’s Chief Executive Officer, Director and major shareholder, had previously paid a deposit of RMB62.4 million to the property developer and agreed to purchase the property from the land developer once the title is issued. The Company and Mr. Ding had negotiated with the property developer to return Mr. Ding’s deposit and grant the Company the right to purchase the property upon the title being issued. However, these negotiations were unsuccessful and the property developer was found to have mortgaged such property to the bank. In February 2009, the Company and Mr. Ding agreed that Mr. Ding would initiate certain arbitration proceedings against the property developer to demand that the developer discharge the mortgage and complete registration for the transfer of title to Mr. Ding. Following negotiations during the arbitration process, both parties entered into a settlement agreement on December 24, 2009. Under the settlement agreement, the Company made a payment of approximately RMB13.7 million to the land developer on behalf of Mr. Ding and the land developer completed the transfer of the entire property to Mr. Ding in January 2010.  By July 2010, Mr. Ding completed the transfer of his interest in the property to the Company at cost of RMB72.2 million, of which approximately RMB44.4 million and RMB nil remained payable to Mr. Ding as of December 31, 2010 and 2011, respectively (see Notes 13 and 22).  In addition, the Company incurred miscellaneous property-related transfer costs at a total of RMB8.4 million upon this property transfer which was capitalized as part of the property additions in 2010. As a result of the foregoing property transfer, the Company records its property interest in the Guangzhou office building at a total cost of RMB80.6 million during 2010.

From the date the Company commenced occupying this property in July 2006 to its acquisition of the title to the property in June 2010, the Company did not paid any rent for its occupation of this property. The Company has incurred payments for various improvements to the property and installation of equipment in the aggregate amount of approximately RMB75.3 million as of December 31, 2009. Although the Company did not paid any rent for this property, it accrued an imputed rent payable (based on the prevailing market rental) of approximately RMB33.9 million for the period from July 2006 to June 2010. The provision of the imputed rent was previously reported under accounts payable in the Company’s consolidated balance sheets. Following the successful transfer of the building to the Company by Mr. Ding in June 2010,  the Company credited the total amount of imputed rental accrued to date of approximately RMB33.9 million to the accumulated depreciation account and will amortize the remaining cost of the building over the estimated useful life of the building.

During 2007, the Company started to construct a new research and development center in Hangzhou, China.  Construction of the main building was completed in December 2010 and relevant depreciation began in January 2011.  As of December 31, 2011, the accumulated capital expenditures in connection with the construction and renovation of our new research and development center were RMB396.7 million, excluding payment for the land use right, which was recorded separately (see Note 8). The Company does not expect to incur material costs for the completion of certain parts of the building which remained unfurnished and unused as of December 31, 2011.

As of December 31, 2011, Construction in progress balance mainly represented a prepayment of RMB110.9 million for the construction of an office building in Beijing. All the related cost is capitalized in construction in progress to the extent they are incurred for the purposes of bringing the construction development to a usable state.